Exhibit 10.3
Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EVERBANK, N.A.
301 W. Bay Street
Jacksonville, FL 32202

loanDepot.com, LLC
6561 Irvine Center Drive
Irvine, California 92618
Attention: David Hayes

Re: Fourth Amendment to the Second Amended and Restated Pricing Letter (the “Fourth Amendment”)

This Fourth Amendment is made October 31, 2024 (the “Amendment Effective Date”), to that certain Second Amended and Restated Master Repurchase Agreement, dated December 28, 2023, as amended, restated, supplemented or otherwise modified from time to time (the “Repurchase Agreement”) and the Pricing Letter, dated December 28, 2023, as amended, restated, supplemented or otherwise modified from time to time (the “Pricing Letter”), in each case by and between loanDepot.com, LLC (“Seller”) and EverBank, N.A. (“Buyer”). The Repurchase Agreement and the Pricing Letter are sometimes hereinafter collectively referred to as the “Agreement”.
WHEREAS, Seller requested that Buyer amend the Agreement as provided herein; and
WHEREAS, Seller and Buyer have agreed to so amend the Agreement.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:
SECTION 1.        Amendments
    (a)    Sections 1, 2, and 3 of the Pricing Letter are hereby amended and restated in their entirety as follows:
“203K Loans” shall mean first lien Mortgage Loans that meet all the requirements for mortgage insurance issued by the Federal Housing Authority under the Section 203(k) Rehabilitation Insured Mortgage Program.
“Adjusted Indebtedness” shall mean [***].
“Adjusted Net Income” shall mean ***].

“Adjusted Tangible Net Worth” shall mean [***].

“Aged Jumbo Mortgage Loan” shall mean a Jumbo Mortgage Loan (Standard Limit) subject to a Transaction hereunder for more than [***] days but not more than [***] days.
“Aged Mortgage Loan” shall mean a Mortgage Loan, other than a Jumbo Mortgage Loan, a Low FICO Government Loan, a 203K Loan or a Manufactured Housing Mortgage Loan, subject to a Transaction hereunder for more than [***] days but not more than [***] days.
“Aged State Agency Program Loan” shall mean a State Agency Program Loan subject to a Transaction hereunder for more than [***] days but not more than [***] days.
“Aging Limit” shall mean (a) [***] days following the Purchase Date for Mortgage Loans other than Aged Mortgage Loans and Jumbo Mortgage Loans (Standard Limit), and (b) [***] days following the Purchase Date for Aged Mortgage Loans and Jumbo Mortgage Loans (Standard Limit).
“Annual Financial Statement Date” shall mean December 31, 2020.
“Approved Mortgage Product” shall mean the following mortgage products approved by Buyer for Transactions under the Agreement: Conforming Mortgage Loans, Eligible Government Mortgage Loans, Jumbo Mortgage Loans, Low FICO Government Loans, State Agency Program Loans, Manufactured Housing Mortgage Loans, 203K Loans, Wet Mortgage Loans and Aged Mortgage Loans. In no event shall an Ineligible Product be an Approved Mortgage Product.

“Cash Equivalents” shall mean [***].

“Change in Control” shall mean:

(a)any event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, other than the Permitted Holders becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) of the equity securities of loanDepot, Inc., a Delaware corporation, entitled to vote for members of the board of directors or equivalent governing body of Seller on a fully-diluted basis; or

(b)[reserved]; or
(c)the sale, transfer, or other disposition of all or substantially all of Seller’s assets (excluding any such action taken in connection with any securitization transaction); or
(d)the consummation of a merger or consolidation of Seller with or into another entity or any other corporate reorganization (in one transaction or in a series of transactions) if more than 50% of the combined voting power of the continuing or surviving entity’s Capital Stock outstanding immediately after such merger, consolidation or such other reorganization is owned by persons who were not owners of Seller immediately prior to such merger, consolidation or other reorganization.; or
(e) a majority of the seats on the Board of Directors are no longer occupied by the members holding said seats as of the date of this Agreement.
“Concentration Category” shall mean, with respect to Mortgage Loans, each category set forth under the heading “Concentration Category” in the table included in the definition of “Concentration Limit.”
“Concentration Limit” shall mean, as of any date of determination, with respect to the Eligible Mortgage Loans included in any Concentration Category, the applicable amount that the aggregate Purchase Price for such Eligible Mortgage Loans may not at any time exceed, as set forth in the below table.

Concentration Category	Concentration Limit (percentages based on Maximum Purchase Amount)
Wet Mortgage Loans	[***]
Jumbo Mortgage Loans	[***]
Jumbo Mortgage Loans (Specialty)	[***]
Delegated Jumbo Mortgage Loans	[***]
Low FICO Government Loans	[***]
203K Loan	[***]
State Agency Program Loans	[***]
Manufactured Housing Mortgage Loans	[***]
Second Lien Mortgage Loan	[***]
Aged Mortgage Loans	[***]

“Conforming Mortgage Loan” shall mean a Mortgage Loan (other than a 203K Loan, a State Agency Program Loan, or a Manufactured Housing Mortgage Loan) that conforms to the requirements of an Agency for securitization or cash purchase, and which has a FICO score of at least [***].
“Delegated Jumbo Mortgage Loans” shall mean Jumbo Mortgage Loans (Standard Limit) that are not subject to a takeout commitment from an investor.
“Due Diligence Cap” shall mean $[***].
“Eligible Government Mortgage Loan” shall mean a Government Mortgage Loan (other than a Manufactured Housing Mortgage Loan) which has a FICO score of at least [***].
“ERISA Liability Threshold” shall mean $[***].
“Fidelity Insurance Requirement” shall mean (a) $[***] for fidelity coverage, with a maximum deductible of $[***], and (b) $[***] for errors and omissions coverage, with a maximum deductible of $[***].
“Financial Reporting Party” shall mean Seller.

“FMV Adjustments” shall mean [***].

“Ineligible Product” shall mean any mortgage product that is not an Approved Mortgage Product.

“Jumbo Mortgage Loan” is a collective reference to Jumbo Mortgage Loans (Specialty), Jumbo Mortgage Loans (Standard Limit) and Delegated Jumbo Mortgage Loans.
“Jumbo Mortgage Loans (High DTI)” shall mean a Mortgage Loan (i) with a principal balance of not more than [***] Dollars ($[***]) (ii) that except with respect to (x) the original principal balance thereof and (y) the Debt-to-Income Ratio, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that has a FICO score of at least [***], (iv) with a Loan-to-Value Ratio no greater than [***]%, (v) has a Debt-to-Income Ratio greater than [***]% and not to exceed [***]%, (vi) is fully amortizing, and (vii) that is subject to a Takeout Commitment from a Takeout Investor.
“Jumbo Mortgage Loans (High LTV)” shall mean a Mortgage Loan (i) with a principal balance of not more than [***] Dollars ($[***]) (ii) that except with respect to (x) the original principal balance thereof and (y) the Debt-to-Income Ratio, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that has a FICO score of at least [***], (iv) with a Loan-to-Value Ratio no greater than [***]%, (v) has a Debt-to-Income Ratio not to exceed [***]%, (vi) is fully amortizing, and (vii) that is subject to a Takeout Commitment from a Takeout Investor.
“Jumbo Mortgage Loans (IO)” shall mean a Mortgage Loan (i) with a principal balance of not more than [***] Dollars ($[***]) (ii) does not amortize, (iii) that except with respect to (x) the original principal balance thereof and (y) the failure to amortize, conforms to the requirements for securitization or cash purchase by an Agency, (iv) that satisfies Buyer’s underwriting guidelines for jumbo mortgage loans, (v) that has a FICO score of at least [***], (vi) with a Loan-to-Value Ratio of not greater than [***]%, and (vii) that is subject to a Takeout Commitment from a Takeout Investor.
“Jumbo Mortgage Loans (40 Year IO)” shall mean a Mortgage Loan (i) with a principal balance of not more than [***] Dollars ($[***]) (ii) does not amortize, (iii) that except with respect to (x) the original principal balance thereof and (y) the failure to amortize, conforms to the requirements for securitization or cash purchase by an Agency, (iv) that satisfies Buyer’s underwriting guidelines for jumbo mortgage loans, (v) that has a FICO score of at least [***], (vi) with a Loan-to-Value Ratio of not greater than [***]%, (vii) has a term not to exceed 40 years, and (viii) that is subject to a Takeout Commitment from a Takeout Investor.

“Jumbo Mortgage Loans (Modified DTI)” shall mean a Mortgage Loan, (i) with a principal balance of not more than [***] Dollars ($[***]) (ii) that except with respect to the original principal balance thereof and the calculation of DTI, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that satisfies Buyer’s underwriting guidelines for jumbo mortgage loans, (iv) that has a FICO score of at least [***], (v) with a Loan-to-Value Ratio of not greater than [***]%, (vi) a Modified DTI not to exceed [***]%, and (vii) that is subject to a Takeout Commitment from a Takeout Investor.
“Jumbo Mortgage Loans (Modified High DTI)” shall mean a Mortgage Loan, (i) with a principal balance of not more than [***] Dollars ($[***]) (ii) that except with respect to the original principal balance thereof and the calculation of DTI, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that satisfies Buyer’s underwriting guidelines for jumbo mortgage loans, (iv) that has a FICO score of at least [***], (v) with a Loan-to-Value Ratio of not greater than [***]%, (vi) a Modified DTI not to exceed [***]%, and (vii) that is subject to a Takeout Commitment from an approved Takeout Investor.
“Jumbo Mortgage Loans (Specialty)” is a collective reference to Jumbo Mortgage Loans (High DTI), Jumbo Mortgage Loans (IO), Jumbo Mortgage Loans (40 Year IO), Jumbo Mortgage Loans (High LTV), Jumbo Mortgage Loans (Modified DTI) and Jumbo Mortgage Loans (Modified High DTI).
“Jumbo Mortgage Loan (Standard Limit)” shall mean a Mortgage Loan, (i) with a principal balance of not more than [***] Dollars ($[***]) (ii) that except with respect to the original principal balance thereof, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that satisfies Buyer’s underwriting guidelines for jumbo mortgage loans, (iv) that has a FICO score of at least [***], (v) with a (x) Loan-to-Value Ratio of not greater than [***]% for single unit properties, and (y) [***]% for 2-4 unit properties, and (vi) that is subject to a Takeout Commitment. For the avoidance of doubt, cash out refinances and investment properties do not qualify as a Jumbo Mortgage Loan (Standard Limit).
“Litigation Threshold” shall mean $[***].
“Low FICO Government Mortgage Loan” shall mean an Eligible Government Mortgage Loan which has a FICO score equal to or greater than [***] but less than [***].
“Manufactured Housing Mortgage Loans” shall mean any first-lien Mortgage Loan (a) with a FICO score not below [***] and (b) with respect to which the Mortgaged Property is a manufactured dwelling and (i) such Mortgage Loan conforms with the applicable Agency requirements regarding mortgage loans related to manufactured dwellings, (ii) the related manufactured dwelling is permanently affixed to the land, (iii) the related manufactured dwelling and land are subject to a Mortgage properly filed in the appropriate public recording office and naming Seller as mortgagee, (iv) the applicable laws of the jurisdiction in which the related Mortgaged Property is located will deem the manufactured dwelling located on such Mortgaged Property to be a part of the real property on which such dwelling is located, and (v) such Manufactured Housing Mortgage Loan is (A) a qualified mortgage under Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended and (B) secured by manufactured housing treated as a single family residence under Section 25(e)(10) of the Code.
“Maximum Purchase Amount” shall mean $175,000,000.
“Minimum Reserve Amount” shall mean $[***].
“Modified DTI” shall mean the Debt-to-Income Ratio of the Mortgagor that includes income of the Mortgagor that is either (i) passive, or (ii) imputed to the Mortgagor based on the value of Mortgagor’s assets.
“Monthly Financial Statement Date” shall mean June 30, 2021.
“Net Worth” shall mean [***]).
.

“Post-Default Rate” shall mean a rate per annum equal to the sum of (a) the SOFR Rate, plus (b) [***] percent [ ***%].

“Pricing Spread” shall mean:

Type of Mortgage Loan	Percentage
Conforming Mortgage Loans and Eligible Government Mortgage Loans (excluding Low FICO Government Loans, and 203K Loans)	[***]
Jumbo Mortgage Loans	[***]
Jumbo Mortgage Loans (Specialty)	[***]
Delegated Jumbo Mortgage Loans	[***]
Low FICO Government Loans	[***]
203K Loans	[***]
State Agency Program Loans	[***]
Manufactured Housing Mortgage Loans	[***]
Second Lien Mortgage Loan	[***]
Aged Mortgage Loans	[***]
Mortgage Loans exceeding the applicable Transaction Term Limitation	[***]
When a Purchased Mortgage Loan may qualify for two or more Pricing Spreads hereunder, unless otherwise expressly agreed to by Buyer in writing, such Purchased Mortgage Loan shall be assigned the higher Pricing Spread, as applicable.
“Purchase Price” shall mean the price at which each Purchased Mortgage Loan is transferred by Seller to Buyer, which shall equal:

(a)on the Purchase Date, the applicable Purchase Price Percentage multiplied by the least of: (i) the Market Value of such Purchased Mortgage Loan, or (ii) the outstanding principal amount thereof as set forth on the related Mortgage Loan Schedule, or (iii) the price set forth in the related Takeout Commitment; and
(b)on any day after the Purchase Date, except where Buyer and Seller agree otherwise, the amount determined under the immediately preceding clause (a) decreased by the amount of any cash transferred by Seller to Buyer pursuant to Section 4 or 5 of the Agreement or applied to reduce Seller’s obligations under Section 9 of the Agreement.

“Purchase Price Percentage” shall mean:

Type of Mortgage Loan	Percentage
Conforming Mortgage Loans and Eligible Government Mortgage Loans (excluding Low FICO Government Loans and 203K Loans)	[***]
Jumbo Mortgage Loans	[***]
Jumbo Mortgage Loans (Specialty)	[***]
Delegated Jumbo Mortgage Loans	[***]
Low FICO Government Loans	[***]
203K Loans	[***]
State Agency Program Loans	[***]
Manufactured Housing Mortgage Loans	[***]
Second Lien Mortgage Loan	[***]
Aged Mortgage Loans	[***]
Aged Jumbo Mortgage Loans	[***]
Aged State Agency Program Loan	[***]
When a Purchased Mortgage Loan may qualify for two or more Purchase Price Percentages hereunder, unless otherwise expressly agreed to by Buyer in writing, such Purchased Mortgage Loan shall be assigned the lower Purchase Price Percentage, as applicable.
“Relative” shall mean a spouse, domestic partner, cohabitant, child, stepchild, grandchild, parent, stepparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, grandparent, great grandparent, brother, sister, half-brother, half-sister, stepsibling, brother-in-law, sister-in-law, aunt, great aunt, uncle, great uncle, niece, nephew, or first cousin (that is, a child of an aunt or uncle).

“Second Lien Mortgage Loan” shall mean (a) a second lien Mortgage Loan, including a home equity line of credit, or (b) a first lien home equity line of credit, (i) that satisfies Buyer’s Underwriting Guidelines for second lien Mortgage loans or first lien home equity lines of credit, (ii) that has a FICO score of at least [***], (iii) that has a principal balance no greater than $[***], (iv) that has a combined loan to value no greater than [***]%, and (v) that has a maximum debt to income ratio of [***]%.
“SOFR Floor” shall mean [***]%.

“State Agency Program Loan” shall mean a mortgage loan originated by Seller in accordance with the applicable guidelines of, and in anticipation of sale to, state housing authorities, as approved by Buyer in writing in its sole discretion.
“Surplus Amount” shall mean $[***].

“Tax Distributions” shall mean distributions by the Seller for the purpose of enabling LD Holdings Group LLC, a Delaware Limited Liability Company, to make Tax Distributions, as defined and set forth in the limited liability company agreement of LD Holdings Group LLC.
“Termination Date” shall mean shall mean the earliest of (i) October 29, 2025, (ii) such date as the Buyer, may determine in its sole discretion by written notice to Seller (provided that in the event of such notice of termination, the Repurchase Date with respect to outstanding Transactions shall not be accelerated in the absence of (a) an Event of Default or (b) the occurrence of a termination in accordance with clauses (i) or (iii) of this definition) or (iii) such date as determined by Buyer pursuant to their rights and remedies under the Agreement.
“Test Date” shall mean the last day of each calendar month with respect to Sections 3(a), 3(b) and 3(c) below and the last day of each fiscal quarter with respect to Sections 3(d) below.
“Transaction Term Limitation” shall mean for each Transaction, the number of days such Transaction remains outstanding, which shall not exceed (a) with respect to any Mortgage Loan other than an Aged Mortgage Loan, [***] days and (b) with respect to an Aged Mortgage Loan, [***] days.
“Warehouse Fees” shall mean those fees listed on Schedule 1 hereto.
“Wet Delivery Deadline” shall mean, with respect to each Wet Loan, the date that is [***] ([***]) Business Days following the related Purchase Date for such Wet Loan.

SECTION 2.No Commitment. The Agreement does not constitute a commitment by Buyer to enter into Transactions under the Agreement. The parties acknowledge that Buyers will enter into Transactions with Seller, on an uncommitted basis in their sole discretion and subject to satisfaction of all terms and conditions of the Agreement.
SECTION 3.Certain Financial Condition Covenants. Without limiting any provision set forth in the Agreement, Seller shall comply with the following covenants (each a “Financial Condition Covenant” and collectively, the “Financial Condition Covenants”), each to be tested on each Test Date occurring prior to the Termination Date:

a)Maintenance of Adjusted Tangible Net Worth. [***].
b)Maintenance of Ratio of Adjusted Indebtedness to Adjusted Tangible Net Worth. [***].
c)Maintenance of Liquidity. [***].
d)Maintenance of Profitability. [***].

SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.
SECTION 3.    Fees. In addition to the fees contemplated by the Agreement, the Seller shall pay Buyer’s reasonable, out-of-pocket legal costs and fees associated with this Amendment and the Warehouse Fees as and when required hereunder. Other than a [***], there are no fees associated with this Amendment.
SECTION 4.    Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
SECTION 5.    Representations. In order to induce Buyer to execute and deliver this Amendment, Seller hereby represents to Buyer that as of the date hereof, except as otherwise expressly waived by Buyer in writing, such Seller is in full compliance with all of the terms and conditions of the Agreement including without limitation, all of the representations and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Agreement.
SECTION 6.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 7.    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
SECTION 8.    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement, and may be electronically signed, and that any electronic signatures shall be treated the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Seller and Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized, as of the date first above written.

EVERBANK, N.A., as Buyer
By:    /s/ Stephen Burse
Name: Stephen Burse
Title: Senior Vice President
LOANDEPOT.COM, LLC, as Seller
By:/s/ David Hayes
Name: David Hayes
Title: CFO

Signature Page to the Fourth Amendment to the Second Amended and Restated Pricing Letter –loanDepot.com

SCHEDULE 1
[***]

Sch. 1-1

SCHEDULE 2
RESERVED

Sch. 2-1

SCHEDULE 3
[***]

Sch. 3-1
SCHEDULE 4
[***]

Sch. 4-1

SCHEDULE 5
[***]

Sch. 5-1

SCHEDULE 6
[***]

Sch. 6-1

SCHEDULE 7
[***]

Sch. 7-1

EXHIBIT A
[***]
Exhibit A-1